Common Stock Repurchase Program	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Common Stock Repurchase Program
Note 2 – Common Stock Repurchase Program

On May 3, 2010, Omnicare announced that the Company’s Board of Directors authorized a new two-year program to repurchase, from time to time, shares of Omnicare’s outstanding common stock having an aggregate value of up to $200 million.  In the year ended December 31, 2010, the Company repurchased approximately 4.4 million shares at an aggregate cost of approximately $101 million.  Accordingly, the Company had approximately $99 million of share repurchase authority remaining as of December 31, 2010.  Additionally, during the second quarter of 2008, the Company repurchased approximately 4.1 million shares of Omnicare’s common stock at a cost of approximately $100 million under a stock buyback program authorized by its Board of Directors.